UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing that the Company’s first quarter fiscal 2023 results were furnished to the SEC on Form 8-K on July 28, 2022 and are available on the Company’s website, at https://investor.mixtelematics.com/financials/quarterly-results/default.aspx. Shareholders were further advised that the board of directors have declared a dividend of 4 South African cents, in respect of the first quarter of fiscal 2023 which ended on June 30, 2022. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX - Publication of US GAAP Earnings announcement in respect of the the first quarter fiscal 2023 and declaration of cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ Paul Dell
Name: Paul Dell
Title: Vice President and Chief Financial Officer

Date: July 28, 2022

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics” or “the Company”)

PUBLICATION OF U.S. GAAP EARNINGS ANNOUNCEMENT IN RESPECT OF THE FIRST QUARTER OF FISCAL YEAR 2023 AND DECLARATION OF CASH DIVIDEND

Shareholders are advised that the Company’s first quarter of fiscal year 2023 results were filed on Form 8-K on July 28, 2022 with the Securities and Exchange Commission (“SEC”) and are available on the Company’s website, at https://investor.mixtelematics.com/financials/quarterly-results/default.aspx.

Shareholders are further advised that the board of directors have declared a dividend of 4 South African cents, in respect of the first quarter of fiscal year 2023 which ended on June 30, 2022.

The salient dates in respect of the cash dividend are as follows:

Last day to trade cum dividend	Tuesday, August 16, 2022
Securities trade ex dividend	Wednesday, August 17, 2022
Record date	Friday, August 19, 2022
Payment date	Monday, August 22, 2022

Share certificates may not be dematerialized or rematerialized between Wednesday, August 17, 2022 and Friday,
August 19, 2022, both days inclusive.

Shareholders are advised of the following additional information:

•the dividend has been declared out of income reserves;
•the local dividends tax rate is 20%;
•the gross local dividend amounts to 4 South African cents per ordinary share;
•the net local dividend amount is 3.2 South African cents per ordinary share for shareholders liable to pay dividends tax;
•the issued ordinary share capital of MiX Telematics is 606,230,910 ordinary shares of no par value; and
•the Company’s tax reference number is 9155/661/84/7.

July 28, 2022